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                     CAP(D)-CAP(G) CHARGE OVER SHARES




                       CENTRAL ASIAN PETROLEUM, INC.
                                as Chargor


                                    and


                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee




                           Dated 7 February 2000


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                               WHITE & CASE
                               7-11 Moorgate
                              London EC2R 6HH


     THIS CHARGE OVER SHARES (this "Deed") is dated 7 February 2000 and is made as a Deed between:

     (1) CENTRAL ASIAN PETROLEUM, INC., a company organised and existing under the laws of the State of Delaware (the "Chargor"); and

     (2) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England, acting as security trustee for the Finance Parties (as defined below) (the "Security Trustee").

     WHEREAS

     (A) Pursuant to a loan agreement dated 1 November 1999 (the "Loan Agreement") between the Borrower, the Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders (as such terms are defined in the Loan Agreement), the Lenders have agreed to make available to the Borrower secured loan facilities in an aggregate principal amount not exceeding US$24,000,000 on the terms and subject to the conditions contained in the Loan Agreement.

     (B) At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties.

     (C) It is a condition precedent to the first drawings under the Loan Agreement that the Chargor and the Security Trustee have entered into this Deed.

NOW IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

     1.1    DEFINITIONS

     Unless the context requires otherwise or a word or phrase is differently defined in this Deed, words and phrases defined in the Loan Agreement shall have, when used in this Deed (including the recitals), the same meanings herein as therein and, in addition, in this Deed the following terms have the meanings given to them in this Clause 1.1:

     "Act" means the Law of Property Act 1925.

     "Administration" means administration under Part II of the Insolvency
Act.

     "Attorney" means any person appointed as such by the Chargor pursuant to Clause 21.1 (Appointment).

     "Charge" means the Security Interests created by, or pursuant to, this Deed.

     "Charged Assets" means the Shares and Derivative Assets.

     "Default Rate" has the meaning set out in section 19.2(a) of the Loan Agreement.

     "Delegate" means a delegate or sub-delegate appointed pursuant to Clause 13.5 (Delegation).

     "Derivative Assets" means:

     (a) allotments, rights, money or property arising from the Shares by way of conversion, exchange, redemption, bonus, preference, option or otherwise;

     (b) dividends, distributions, interest and other income from the Shares; and

     (c) stock, shares and securities offered in addition to, or in substitution for, the Shares.

     "Dissolution" of a person includes the bankruptcy, insolvency, liquidation, amalgamation, reconstruction, reorganisation, Administration, administrative or other receivership, or dissolution of that person, and any equivalent or analogous proceedings by whatever name known and in whatever jurisdiction, and any step taken (including, but without limitation, the presentation of a petition or the passing of a resolution) for or with a view to any of the foregoing.

     "Insolvency Act" means the Insolvency Act 1986.

     "Original Shares" means the 100,000 shares of common stock, par value US$1.00 per share, of the Principal Company owned by the Chargor on the date of this Deed.

     "Principal Company" means Central Asian Petroleum (Guernsey) Limited, a company organised and existing under the laws of Guernsey.

     "proceedings" shall have the meaning ascribed thereto in Clause 29.2 (Jurisdiction).

     "Receiver" means a receiver and manager or other receiver appointed in respect of the Charged Assets under this Deed or the Act.

     "Rights" means rights, benefits, powers, privileges, authorities, discretions, remedies, easements, quasi-easements and appurtenances (in each case, of any nature whatsoever).

     "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owing or payable to any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Deed, or (iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any such moneys and liabilities.

     "Shares" means the Original Shares and all other shares in the Principal Company owned by the Chargor from time to time.

     "Tax" includes any present or future tax (including value added tax), levy, impost, duty, charge, fee, deduction or withholding of any nature, and any interest or penalty in respect thereof.

     1.2    INTERPRETATION

     In this Deed, unless the context requires otherwise:

     (a) references to Clauses and Schedules are to clauses of, and schedules to, this Deed;

     (b) headings to Clauses are for convenience only and are to be ignored in construing this Deed;

     (c) subject to Clause 12.1 (Powers), references to a statute shall be construed as a reference to such statute as from time to time amended or re-enacted;

     (d) any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

     (e) any reference to the "Charged Assets" shall be a reference to all the Charged Assets and/or to each and every part of the Charged Assets and reference to any other defined term or noun in the plural number or collective plural shall be interpreted MUTATIS MUTANDIS in the same manner; and

     (f) references in this Deed to this "Deed" or any other deed, agreement or instrument including, without limitation, the Loan Agreement, are references to this Deed or, as the case may be, the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and include references to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to, or in accordance with, any of the terms of this Deed or, as the case may be, the relevant deed, agreement or instrument.

2.   COVENANT TO DISCHARGE OBLIGATIONS

     2.1    COVENANT TO PAY

     The Chargor covenants with the Security Trustee that it will on demand pay and discharge the Secured Liabilities at the time or times when due, provided that the recourse of the Security Trustee to the Chargor under this Deed shall be limited to the extent of the assets the subject of this Deed.

     2.2    VALIDITY OF DEMANDS

     Any person dealing with the Security Trustee or any Receiver shall not be concerned to see or enquire as to the validity of any demand made under this Deed.

3.   SECURITY

     3.1    CHARGING PROVISIONS

     The Chargor, with full title guarantee and as continuing security for the payment and discharge of the Secured Liabilities, charges the Charged Assets by way of first fixed charge in favour of the Security Trustee for the benefit of the Finance Parties.

     3.2    OBLIGATION TO DEPOSIT CERTIFICATES RELATING TO ORIGINAL SHARES

     The Chargor shall promptly deposit with the Security Trustee on the date hereof all certificates and documents of title (if any) relating to the Charged Assets in certificated form together with undated share transfer forms executed in blank by the Chargor and such other documents as the Security Trustee may require to perfect title to the Charged Assets (duly executed by the registered holder) or for vesting or enabling the Security Trustee to vest the same in itself, its nominees or any purchaser. The Security Trustee may at any time, without notice to the Chargor, complete such transfers and present them for registration.

     3.3    OBLIGATION TO DEPOSIT CERTIFICATES RELATING TO DERIVATIVE
            ASSETS

     Subject to Clause 7 (Voting Rights, Dividends, etc), the Chargor shall, upon the accrual, offer, issue or receipt of any Derivative Assets, deliver or pay to the Security Trustee or procure the delivery or payment to the Security Trustee of all such Derivative Assets together with the stock or share certificates or other documents of title to or representing them and undated transfers executed in blank and such other documents as the Security Trustee may require to perfect title to the Derivative Assets (duly executed by the registered holder) or for vesting or enabling the Security Trustee to vest the same in itself, its nominees or any purchaser. The Security Trustee may, at any time, without notice to the Chargor, complete such transfers and present them for registration.

4.   RESTRICTIONS ON DEALING WITH CHARGED ASSETS

     4.1    NEGATIVE PLEDGE

     The Chargor shall not, without the prior written consent of the Security Trustee, create or permit to subsist any Security Interest on, over, or with respect to, the Charged Assets except for the Permitted Security Interests.

     4.2    DISPOSAL OF CHARGED ASSETS

     The Chargor shall not, without the prior written consent of the Security Trustee, sell, transfer, alienate or deal with the Charged Assets or any interest in the Charged Assets or attempt or agree to do so.

     4.3    CHANGE IN CHARGED ASSETS

     The Chargor shall not, without the prior written consent of the Security Trustee, cause or permit the Charged Assets to be consolidated, sub-divided or converted, and shall take such action as the Security Trustee may direct in respect of any proposed compromise, arrangement, capital reorganisation, conversion, exchange, repayment or takeover offer affecting the Charged Assets or any proposal to vary or abrogate any rights attaching to the Charged Assets.

5.   GENERAL COVENANTS

     5.1    OBLIGATIONS RELATING TO CHARGED ASSETS

     The Chargor shall remain liable to observe and perform all conditions and obligations assumed by it in respect of the Charged Assets, and shall in particular duly and promptly pay and indemnify the Security Trustee (or the Security Trustee's nominee) against all costs and other moneys which may lawfully be required to be paid by the Security Trustee in respect of the Charged Assets.

     5.2    NOTICES RECEIVED RELATING TO CHARGED ASSETS

     The Chargor shall, forthwith upon receipt by it or its nominee from any third party of any notices, reports, accounts, circulars or other matters whatsoever relating to or affecting or likely to affect the Charged Assets, give full particulars thereof and (if required) produce the same to the Security Trustee and, if appropriate, will, at the cost of the Chargor, forthwith either comply with the same or will, at the request of the Security Trustee and at the Chargor's cost, make or join with the Security Trustee in making such objections or representations against, or in respect of, any such notices, reports, accounts, circulars or other matters as aforesaid as the Security Trustee shall deem expedient.

     5.3    NOTATION IN STATUTORY BOOKS

     The Chargor shall procure that, on the date hereof, particulars of the Security Interests created hereby be registered in the appropriate register maintained in the book of registered shareholders of the Principal Company maintained by the Principal Company and the Chargor shall provide the Security Trustee with a true copy of such book of registered shareholders.

     5.4    INDEMNITY

     Without prejudice to the provisions of Clause 5.1 (Obligations Relating to Charged Assets), the Chargor shall keep the Security Trustee (and any Receiver appointed by the Security Trustee) at all times fully and effectively indemnified from and against all actions, proceedings, costs, charges, claims, demands, expenses, liabilities, legal and other professional fees (including, without prejudice to the generality of the foregoing, any Tax) whatsoever in respect of any breach, non-observance or non- performance of any covenants, obligations, warranties or undertakings on the part of the Chargor contained in this Deed or the making good of any such breach, non-observance or non-performance.

6.   REPRESENTATIONS AND WARRANTIES

     6.1    REPEATED REPRESENTATIONS AND WARRANTIES

     The Chargor represents and warrants to the Security Trustee, as at the date of this Deed and on each other day on which the representations and warranties set out in the Loan Agreement are to be repeated, that:

     (a) it is and will be the sole, absolute and beneficial owner and the registered holder of the Charged Assets free from Security Interests other than Permitted Security Interests;

     (b) the Shares are and will at all times be fully paid and there are and will be no moneys or liabilities outstanding in respect of any of the Shares;

     (c) the Shares have each been duly authorised and validly issued and are and will at all times be free from any restriction on transfer or rights of pre-emption;

     (d) it has the necessary corporate power and authorisation to enter into and perform its obligations under this Deed and no further act on the part of the Chargor is necessary to enable the Chargor to enter into and to perform its obligations under this Deed;

     (e) this Deed constitutes its legal, valid, binding and enforceable obligation and is a first fixed charge over the Charged Assets effective in accordance with the terms of this Deed;

     (f) the Charge does not and will not conflict with, or result in any breach of, or constitute a default under, any agreement, instrument or obligation to which the Chargor is a party or by which it is, or the Charged Assets are, bound; and

     (g) all necessary authorisations and consents to enable or entitle it to enter into this Deed have been obtained.

     6.2    OTHER REPRESENTATIONS AND WARRANTIES

     The Chargor represents and warrants to the Security Trustee that, as at the date of this Deed, the Principal Company's issued and outstanding capital stock consists of 500,000 shares of common stock, par value US$1.00 per share.

7.   VOTING RIGHTS, DIVIDENDS, ETC.

     7.1    BEFORE THE CHARGE BECOMES ENFORCEABLE

     Until the Charge shall become enforceable:

     (a) all voting and other Rights relating to the Charged Assets may be exercised by the Chargor, or shall be exercised in accordance with its direction, for any purpose not inconsistent with the terms of this Deed; and

     (b) all dividends, interest and other distributions paid to the Chargor in respect of the Charged Assets shall be paid to the CRI Receipts Account.

     7.2    AFTER THE CHARGE BECOMES ENFORCEABLE

     If the Charge shall become enforceable:

     (a) the Security Trustee or, as the case may be, the Receiver shall be entitled to exercise or direct the exercise of all voting and other Rights now or at any time relating to the Charged Assets;

     (b) the Chargor shall comply or procure the compliance with any direction of the Security Trustee or, as the case may be, the Receiver in respect of the exercise of the voting and other Rights referred to in Clause 7.2(a) and shall deliver to the Security Trustee or, as the case may be, the Receiver such forms of proxy or other appropriate forms of authorisation to enable the Security Trustee or, as the case may be, the Receiver to exercise such voting and other Rights relating to the Charged Assets;

     (c) the Security Trustee shall be entitled to receive and retain all dividends, interest and other distributions paid in respect of the Charged Assets and apply them in or towards the payment or discharge of the Secured Liabilities; and

     (d) all Derivative Assets shall, if received by the Chargor, be held on trust for, and forthwith paid or transferred to, the Security Trustee.

8.   SECURITY TRUSTEE'S DISCRETION

     8.1    SECURITY TRUSTEE MAY CURE BREACHES OF COVENANTS

     In the event of the failure of the Chargor to observe or perform the provisions of this Deed, the Security Trustee may do all such acts and things as may be necessary to secure the observance or performance thereof without thereby becoming liable as a mortgagee in possession.

     8.2    EXPENSES SO INCURRED

     The Chargor hereby agrees and acknowledges that all moneys expended and all costs incurred by the Security Trustee in carrying out any of its discretions or powers referred to in Clause 8.1 (Security Trustee May Cure Breaches of Covenants) shall be considered to have been properly incurred by the Security Trustee and shall be recoverable from the Chargor under Clause 25 (Costs and Expenses).

9.   FURTHER ASSURANCES

     9.1    GENERAL ASSURANCE

     The Chargor shall, at its own cost, promptly execute and do all such assurances, acts and things in such form as the Security Trustee may from time to time require for perfecting, preserving or protecting the Charge or the priority thereof and for facilitating the realisation of the Charged Assets or the exercise of any Rights vested in the Security Trustee or in any Receiver, and the Chargor shall, in particular but without limitation, execute all such transfers, conveyances, assignments and assurances of the Charged Assets whether to the Security Trustee or to its nominees or otherwise, and give all such notices, orders, instructions and directions which the Security Trustee may consider expedient.

     9.2    ADDITIONAL SECURITY INTERESTS

     Without prejudice to the generality of Clause 9.1 (General Assurance), the Chargor shall, at its own cost, promptly execute and deliver to the Security Trustee in such form as the Security Trustee may require such other Security Interests over such of the Charged Assets as shall be required by the Security Trustee (whether generally or specifically, and whether for the purpose of obtaining legal title to the relevant Charged Assets, creating Security Interests which are effective under the laws of a foreign jurisdiction, or otherwise).

10.  ENFORCEMENT

     10.1   CHARGE TO BECOME ENFORCEABLE

     The Charge shall become enforceable at any time after the occurrence and during the continuance of an Event of Default, and immediately thereafter the powers conferred upon the Security Trustee by section 101 of the Act as varied and extended by this Deed shall be exercisable without the restrictions imposed by section 103 of the Act as to the giving of notice or otherwise.

     10.2   SECTION 101 OF THE ACT

     The powers conferred by section 101 of the Act, as varied and extended by this Deed, shall be deemed to have arisen immediately on the execution of this Deed.

     10.3   SECTIONS 93 AND 103 OF THE ACT

     Sections 93 and 103 of the Act shall not apply to this Deed.

     10.4   ADDITIONAL RIGHTS OF SECURED TRUSTEE ON ENFORCEMENT

     At any time at which the Charge shall be enforceable, the Security Trustee shall have the right without any notice to or consent of the
Chargor:

     (a) to take possession of, collect and get in the Charged Assets, and in particular, but without limitation, to take any steps necessary to vest all or any of the Charged Assets in the name of the Security Trustee or its nominee and to receive and retain any dividends deriving from the Charged Assets;

     (b) to sell, exchange, convert into money or otherwise dispose of or realise the Charged Assets (whether by public offer or private contract) to any person and for such consideration (whether comprising cash, debentures or other obligations, shares or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as the Security Trustee may think fit, and for this purpose to complete any transfers of the Charged Assets;

     (c) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Charged Assets;

     (d) to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets; and

     (e) to do all such other acts and things it may consider necessary or expedient for the realisation of the Charged Assets or incidental to the exercise of any Rights conferred on it under or in connection with this Deed or the Act and to concur in the doing of anything which it has the right to do and to do any such thing jointly with any other person.

11.  APPOINTMENT OF RECEIVERS

     11.1   APPOINTMENT

     At any time after the Charge has become enforceable (whether or not the Security Trustee shall have taken possession of the Charged Assets), at the request of the Chargor, or following the Dissolution of the Chargor, without any or further notice, the Security Trustee may, by deed or writing signed by any officer or manager of the Security Trustee or any person authorised for this purpose by the Security Trustee and acting with the consent of or on the instructions of the Facility Agent (as the case may be), appoint any person to be Receiver, and may similarly remove any Receiver whether or not it appoints any person in his place. If the Security Trustee appoints more than one person as Receiver, the Security Trustee may give the relevant persons power to act either jointly or severally.

     11.2   SCOPE OF APPOINTMENT

     Any Receiver may be appointed either Receiver of all the Charged Assets or Receiver of such part of the Charged Assets as may be specified in the appointment. In the latter case, the Rights conferred on a Receiver by Clause 12 (Receivers) shall have effect as though every reference in that Clause to the "Charged Assets" were a reference to the part of the Charged Assets so specified or any part thereof.

12.  RECEIVERS

     12.1   POWERS

     Any Receiver appointed under this Deed shall (subject to any contrary provision specified in his appointment) have the powers granted to a receiver under section 109 of the Act (as in force at the date of this Deed) and the powers which are granted to an administrative receiver as listed in Schedule 1 to the Insolvency Act (as in force at the date of this Deed) and, in addition shall have the right, either in his own name or in the name of the Chargor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit:

     (a) in connection with any sale or disposition of the Charged Assets, to receive the consideration therefor in a lump sum or in instalments and to receive shares by way of consideration;

     (b) to grant options, licences or any other interest whatsoever in relation to the Charged Assets;

     (c) to do all other acts and things which he may consider desirable or necessary for realising the Charged Assets or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

     (d) to exercise in relation to the Charged Assets all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same.

     12.2   CONFLICT

     If there is any ambiguity or conflict between the powers conferred on the Receiver by the Act or by Schedule 1 of the Insolvency Act and the powers conferred by Clause 12.1 (Powers), the powers conferred by Clause
12.1 (Powers) shall prevail.

     12.3   AGENT OF CHARGOR

     Any Receiver shall be the agent of the Chargor for all purposes and the Chargor shall be solely responsible for his contracts, engagements, acts, omissions, defaults and losses and for all liabilities incurred by him.

     12.4   REMUNERATION

     Subject to section 36 of the Insolvency Act, the Security Trustee may, from time to time, determine the remuneration of any Receiver (without being limited to the maximum rate specified in section 109(6) of the Act) and may direct payment of such remuneration out of moneys accruing to him as Receiver but the Chargor alone shall be liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver.

13.  RIGHTS OF SECURITY TRUSTEE

     13.1   RIGHTS OF RECEIVER

     Any Rights conferred by this Deed upon a Receiver may be exercised by the Security Trustee after the Charge has become enforceable, irrespective of whether the Security Trustee has taken possession of the Charged Assets or appointed a Receiver.

     13.2   REDEMPTION OF PRIOR SECURITY INTERESTS

     The Security Trustee may, at any time, redeem any Security Interests over the Charged Assets having priority to the Charge or procure the transfer thereof to the Security Trustee and may settle the accounts of encumbrancers. Any accounts so settled shall, in the absence of manifest error, be conclusive and binding on the Chargor. The Chargor shall, on demand, pay to the Security Trustee all principal moneys, interest, costs, charges, losses, liabilities and expenses of, and incidental to, any such redemption by or transfer to the Security Trustee.

     13.3   SUSPENSE ACCOUNT

     The Security Trustee may, for as long as the Secured Liabilities, for which any other person may be liable as principal debtor or as co-surety with the Chargor, have not been paid or discharged in full, acting on the instructions of the Facility Agent, place and retain on an interest-bearing suspense account, for as long as it considers fit, any moneys received, recovered or realised under, or in connection with, this Deed to the extent of such Secured Liabilities without any obligation on the part of the Security Trustee to apply the same in or towards the discharge of such Secured Liabilities.

     13.4   NEW ACCOUNT

     At any time following (i) the Security Trustee's having received notice (either actual or constructive) of any subsequent Security Interests affecting the Charged Assets or (ii) the Dissolution of the Chargor, the Security Trustee may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Security Trustee does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the Dissolution commenced. Thereafter, all payments made by the Chargor to the Security Trustee or received by the Security Trustee for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Deed at the time when the Security Trustee received or was deemed to have received such notice or, as the case may be, the Dissolution commenced.

     13.5   DELEGATION

     The Security Trustee may delegate in any manner to any person any of the Rights which is for the time being exercisable by the Security Trustee under this Deed. Any such delegation may be made upon such terms and conditions (including without limitation power to sub-delegate) as the Security Trustee may think fit.

     13.6   SET-OFF

     The Security Trustee may, without notice to the Chargor and without prejudice to any of the Security Trustee's other Rights, set off any Secured Liabilities which are due and unpaid against any obligation (whether or not matured) owed by a Finance Party to the Chargor, regardless of the place of payment or booking branch, and for that purpose that Finance Party may convert one currency into another at the market rate of exchange which may be obtained by that Finance Party in the usual course of business of that Finance Party on the date of set-off.

14.  APPLICATION OF MONEYS

     All moneys arising from the exercise of the powers of enforcement under this Deed shall (except as may be otherwise required by applicable law) be held and applied in the following order of priority (but without prejudice to the right of the Security Trustee to recover any shortfall from the Chargor):

     (a) FIRSTLY, in or towards payment of all costs, charges, losses, liabilities and expenses of, and incidental to, the appointment of any Receiver and the exercise of its Rights including its remuneration and all outgoings paid by it;

     (b) SECONDLY, in or towards the payment and discharge of such of the Secured Liabilities in such order as the Security Trustee in its absolute discretion may from time to time determine; and

     (c) THIRDLY, after all the Secured Liabilities have been paid or discharged in full, in payment of any surplus to the Chargor.

15.  LIABILITY OF SECURITY TRUSTEE, RECEIVERS AND DELEGATES

     15.1   POSSESSION

     If the Security Trustee, any Receiver or any Delegate shall take possession of the Charged Assets it or he may at any time relinquish such possession.

     15.2   SECURITY TRUSTEE'S LIABILITY

     The Security Trustee shall not, in any circumstances (whether by reason of taking possession of the Charged Assets or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever), be liable:

     (a) to account to the Chargor or any other person for anything except the Security Trustee's own actual receipts; or

     (b) to the Chargor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from, or connected with, any realisation of the Charged Assets or from any act, default, omission or misconduct of the Security Trustee, its officers, employees or agents in relation to the Charged Assets.

     15.3   RECEIVER'S LIABILITY

     All the provisions of Clause 15.2 (Security Trustee's Liability) shall apply, MUTATIS MUTANDIS, in respect of the liability of any Receiver or Delegate or any officer, employee or agent of the Security Trustee, any Receiver or any Delegate.

     15.4   INDEMNITY

     The Security Trustee and every Receiver, Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder shall be entitled to be indemnified out of the Charged Assets in respect of all liabilities and expenses incurred by any of them in the execution or reasonable purported execution of any of their respective Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged Assets, and the Security Trustee and any such Receiver, Delegate, attorney, manager, agent or other person appointed by the Security Trustee hereunder may retain and pay all sums in respect of the same out of any moneys received.

16.  PROTECTION OF THIRD PARTIES

     16.1   CONTRACTUAL PROTECTION

     No person dealing with the Security Trustee, any Receiver or any Delegate shall be concerned to enquire:

     (a) whether any event has happened upon which any of the Rights conferred under or in connection with this Deed, the Act or the Insolvency Act is or may be exercisable, or

     (b) whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with; or

     (c) as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights; or

     (d)  as to the application of any money borrowed or raised; or

     (e)  as to the application of the proceeds of enforcement.

     16.2   STATUTORY PROTECTION

     All the protections to purchasers contained in sections 104 and 107 of the Act, section 42(3) of the Insolvency Act or in any other applicable legislation shall apply to any person purchasing from, or dealing with, the Security Trustee, any Receiver or any Delegate.

17.  CONTINUING SECURITY INTERESTS AND OTHER MATTERS

     17.1   CONTINUING AND INDEPENDENT SECURITY INTEREST

     The Charge shall be a continuing and independent Security Interest for the Secured Liabilities and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Liabilities remain outstanding thereafter) or any other matter or thing whatsoever.

     17.2   PRIMARY OBLIGATIONS

     This Deed and the Charge constitute original, independent and absolute securities (and not secondary or collateral securities) for the Secured Liabilities.

18.  ADDITIONAL SECURITY INTERESTS

     The Charge shall be in addition to, and shall not be prejudiced by, any other Security Interests or any guarantee or indemnity or other document which any Finance Party may, at any time, hold for the payment and discharge of the Secured Liabilities.

19.  CHARGE NOT TO BE AFFECTED

     Without prejudice to Clause 17 (Continuing Security Interests and Other Matters) and Clause 18 (Additional Security Interests), neither the Charge nor the liability of the Chargor for the Secured Liabilities shall be prejudiced or affected by:

     (a) any variation or amendment of, or waiver or release granted under, or in connection with, any other Security Interests or any guarantee or indemnity or other document;

     (b) time being given, or any other indulgence or concession being granted, by the Security Trustee to an Obligor or any other person;

     (c) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Security Trustee or any other person of any other Security Interests, or any guarantee or indemnity;

     (d)  the Dissolution of an Obligor or any other person;

     (e)  any change in the constitution of an Obligor;

     (f) any amalgamation, merger or reconstruction that may be effected by the Security Trustee with any other person or any sale or transfer of the whole or any part of the assets of the Security Trustee to any other person;

     (g) the existence of any claim, set-off or other right which an Obligor may have at any time against the Security Trustee, any other Finance Party or any other person;

     (h) the making or absence of any demand for payment of the Secured Liabilities on an Obligor or any other person, whether by the Security Trustee, any other Finance Party or any other person;

     (i) any arrangement or compromise entered into by the Security Trustee or any other Finance Party with an Obligor or any other person; or

     (j) any other thing done or omitted or neglected to be done by the Security Trustee, any other Finance Party or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect the liability of an Obligor for the Secured Liabilities.

20.  RELEASE OF CHARGED ASSETS

     20.1   RELEASE OF CHARGED ASSETS

     If the Security Trustee is satisfied, acting upon the instructions of the Facility Agent, that:

     (a) all Secured Liabilities have been irrevocably paid or discharged in full and that none of the Finance Parties is under any further obligation (contingent or otherwise) to provide any banking or other accommodation to any Obligor under the Finance Documents; or

     (b) Security Interests or a guarantee for the Secured Liabilities, in each case acceptable to the Security Trustee, has been provided in substitution for this Deed,

then, subject to Clause 20.2 (Retention of This Deed), the Security Trustee shall, at the request and cost of the Chargor, execute such deeds and do all such acts and things as may be necessary to release the Charged Assets from the Charge.

     20.2   RETENTION OF THIS DEED

     If the Chargor requests the Security Trustee to release the Charged Assets from the Charge following any payment or discharge of the Secured Liabilities by a person other than the Chargor (a "Relevant Transaction"), the Security Trustee shall at the cost of the Chargor execute such documents and deeds and do all such acts and things as may be necessary to release the Charged Assets from the Charge provided the Security Trustee is satisfied that the payment or discharge will not be avoided, reduced or invalidated. If the Security Trustee is not so satisfied, the Security Trustee shall be entitled to retain this Deed and shall not be obliged to release the Charged Assets from the Charge until the expiry of the Retention Period (being the period which commences on the date when that Relevant Transaction was made or given, and ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever) in relation to that Relevant Transaction. If, at any time before the expiry of that Retention Period, the Dissolution of such other person shall have commenced, the Security Trustee may continue to retain this Deed and shall not be obliged to release the Charged Assets from the Charge for such further period as the Security Trustee may determine.

21.  POWER OF ATTORNEY

     21.1   APPOINTMENT

     The Chargor appoints, irrevocably and by way of security, the Security Trustee, every Receiver and every Delegate severally to be the Attorney of the Chargor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the Attorney may think fit:

     (a) to do anything which the Chargor is obliged to do (but has not done) under this Deed including, but without limitation, to complete and execute any transfer of, or Security Interests over, the Charged Assets; and

     (b) generally to exercise the Rights conferred on the Security Trustee, every Receiver or every Delegate in relation to the Charged Assets or under, or in connection with, this Deed, the Act or the Insolvency Act.

     21.2   RATIFICATION

     The Chargor covenants to ratify and confirm whatever any Attorney shall do or purport to do in the exercise or purported exercise of the Power of Attorney in Clause 21.1 (Appointment).

22.  CURRENCY INDEMNITY

     If the Security Trustee receives an amount in respect of the Chargor's liability under this Deed or if that liability is converted into a claim, proof, judgment or order in a currency other than Dollars:

     (a) the Chargor shall as an independent obligation indemnify the Security Trustee against any loss or liability arising out of or as a result of the conversion;

     (b) if the amount received by the Security Trustee, when converted into Dollars at a market rate in the usual course of its business and after expenses and commissions is less than the amount owed by the Chargor to the Security Trustee in Dollars, the Chargor shall forthwith on demand pay to the Security Trustee an amount in Dollars equal to the deficit; and

     (c) the Chargor shall pay to the Security Trustee on demand any exchange costs and taxes payable in connection with any such conversion.

     The Chargor waives any right it may have in any jurisdiction to pay any amount under this Deed in a currency other than that in which such amount is expressed to be payable.

23.  DEFAULT INTEREST

     If the Chargor fails to pay any Secured Liability on the due date for payment, the Chargor shall pay to the Security Trustee on demand interest at the Default Rate from:

     (a) in the case of costs, charges, losses, liabilities, expenses and other sums referred to in Clause 25 (Costs and Expenses), the date on which the relevant cost, charge, loss, liability, expense or sum was expended, paid or debited on account by the Security Trustee without the necessity of any demand being made for payment thereof; or

     (b) in any other case, the date on which the relevant Secured Liability became due,

until full payment and discharge of the relevant Secured Liability (both before and after any judgment).

24.  CERTIFICATES TO BE CONCLUSIVE EVIDENCE

     For all purposes, including any proceedings, a copy of a certificate signed by an officer of the Security Trustee as to the amount of any indebtedness comprised in the Secured Liabilities or as to any applicable rate of interest shall, in the absence of manifest error, be conclusive evidence against the Chargor as to the amount or rate of such indebtedness.

25.  COSTS AND EXPENSES

     25.1   TRANSACTION COSTS

     The Chargor shall, on written demand (accompanied by copies of the invoices therefor), pay to the Security Trustee all legal and other fees on a full indemnity basis (including without limitation, all printing, translation, communication, advertising, travel and other out-of-pocket expenses) properly incurred by the Security Trustee in connection with the negotiation, preparation and execution of this Deed, the completion of the transactions contemplated in this Deed, any amendment of this Deed and any calculation, approval, consent or waiver to be made or given by the Security Trustee pursuant to or in respect of any provision of this Deed.

     25.2   PRESERVATION AND ENFORCEMENT COSTS

     The Chargor shall, from time to time on demand pay to the Security Trustee all costs and expenses (including without limitation legal and other fees on a full indemnity basis and printing, translation, communication, advertisement, travel and all other out-of-pocket expenses) incurred in or in connection with the preservation and/or enforcement (or attempted preservation and/or enforcement) of any right of the Security Trustee under this Deed.

     25.3   STAMP TAXES

     The Chargor shall pay all stamp, registration and other taxes and duties, and all notarial registration, recording and other like fees to which this Deed or any judgment given in connection with this Deed is, or at any time may be, subject and shall on demand indemnify the Security Trustee against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax or duty or fees.

     25.4   SECURITY TRUSTEE'S ADDITIONAL COSTS

     The Chargor shall, from time to time on demand of the Security Trustee (and without prejudice to the provisions of Clause 25.1 (Transaction Costs) and 25.2 (Preservation and Enforcement Costs) compensate the Security Trustee at such daily and/or hourly rates as the Security Trustee shall from time to time determine and on demand indemnify the Security Trustee against all costs and expenses (including, without limitation, telephone, fax, copying, travel and personnel costs) properly incurred by the Security Trustee in connection with its taking such action as it may deem appropriate or in complying with any instructions from the Finance Parties or any request by the Chargor in connection with:

     (a) the granting or proposed granting of any waiver or consent requested by the Chargor under this Deed;

     (b) any actual, potential or suspected breach by the Chargor of its obligations under this Deed;

     (c) the occurrence of an Event of Default or a Potential Event of Default; or

     (d) any amendment or proposed amendment to this Deed requested by the Chargor.

     25.5   TAX

     Any fee, cost or expense referred to in this Clause 25 (Costs and Expenses) is exclusive of any Tax chargeable in connection with that fee, cost or expense. The Chargor shall pay any Tax so chargeable at the same time as it pays the relevant fee, cost or expense.

26.  NOTICES

     26.1   GIVING OF NOTICES

     All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a facsimile transmission. Any such notice shall be deemed to be given as follows:

     (a)  if by personal delivery or letter, when delivered; and

     (b)  if by facsimile, when the answerback is received.

     However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

     26.2   ADDRESSES FOR NOTICES

     (a)  The address and facsimile number of the Security Trustee are:

          The Law Debenture Trust Corporation p.l.c.
          Princes House, 95 Gresham Street
          London EC2V 7LY

          Attention:     The Manager, Trust Management
          Facsimile:     44 (0)20 7696 5261/7606 0643

     or such other as the Security Trustee may notify to the Chargor by not less than five Business Days' notice.

     (b)  The address and facsimile number of the Chargor are:

          Central Asian Petroleum, Inc.
          c/o Chaparral Resources, Inc.
          16945 Northchase Drive, Suite 1440
          Houston, Texas 77060, USA

          Attention:     President
          Facsimile:     (281) 877 0985

     or such other as the Chargor may notify to the Security Trustee by not less than five Business Days' notice.

     26.3   ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

27.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY

     27.1   REMEDIES AND WAIVERS

     Time is of the essence of the Chargor's obligations under this Deed but no failure to exercise, nor any delay in exercising, on the part of the Security Trustee, any right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Deed are cumulative and not exclusive of any rights or remedies provided by law.
The Security Trustee may agree to any waiver of any of its rights or remedies under this Deed on such terms as it sees fit.

     27.2   PARTIAL INVALIDITY

     If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Deed under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreed.

28.  ASSIGNMENT

     The Security Trustee may at any time, without the consent of the Chargor, assign or transfer the whole or, as the case may be, any part of the Security Trustee's Rights under this Deed to any person to whom the whole or any part of the Security Trustee's Rights under the Loan Agreement shall be assigned or transferred. The Chargor may not assign, transfer, novate or dispose of any of or any interest in, its rights or obligations under this Deed.

29.  LAW AND JURISDICTION

     29.1   ENGLISH LAW

     THIS DEED SHALL BE GOVERNED BY ENGLISH LAW.

     29.2   JURISDICTION

     (A) FOR THE EXCLUSIVE BENEFIT OF THE SECURITY TRUSTEE AND THE FACILITY AGENT, THE CHARGOR IRREVOCABLY AGREES THAT THE COURTS OF ENGLAND ARE TO HAVE JURISDICTION TO SETTLE ANY DISPUTES WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS DEED AND THAT ACCORDINGLY ANY SUIT, ACTION OR PROCEEDINGS (TOGETHER IN THIS CLAUSE 29 (LAW AND JURISDICTION) REFERRED TO AS "PROCEEDINGS") ARISING OUT OF OR IN CONNECTION WITH THIS DEED MAY BE BROUGHT IN SUCH COURTS, SUBJECT TO THE OPTION REFERRED TO IN CLAUSE 29.6 (ARBITRATION).

     (B) THE CHARGOR IRREVOCABLY WAIVES AND AGREES NOT TO RAISE ANY OBJECTION WHICH IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OF ANY PROCEEDINGS IN ANY SUCH COURT AS IS REFERRED TO IN THIS CLAUSE 29.2 AND ANY CLAIM THAT ANY SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT OR INAPPROPRIATE FORUM AND FURTHER IRREVOCABLY AGREES THAT A JUDGMENT IN ANY PROCEEDINGS BROUGHT IN THE ENGLISH COURTS SHALL BE CONCLUSIVE AND BINDING UPON THE CHARGOR AND MAY BE ENFORCED IN THE COURTS OF ANY OTHER JURISDICTION.

     (C) NOTHING CONTAINED IN THIS CLAUSE 29.2 SHALL LIMIT THE RIGHT OF THE SECURITY TRUSTEE TO TAKE PROCEEDINGS AGAINST THE CHARGOR IN ANY OTHER COURT OF COMPETENT JURISDICTION, NOR SHALL THE TAKING OF PROCEEDINGS IN ONE OR MORE JURISDICTIONS PRECLUDE THE TAKING OF PROCEEDINGS IN ANY OTHER JURISDICTION, WHETHER CONCURRENTLY OR NOT.

     29.3   PROCESS AGENT

     THE CHARGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (A) APPOINTS LAW DEBENTURE CORPORATE SERVICES LIMITED, WHOSE ADDRESS IS AT PRINCES HOUSE, 95 GRESHAM STREET, LONDON EC2V 7LY, ENGLAND AS ITS PROCESS AGENT TO RECEIVE, FOR AND ON ITS BEHALF, SERVICE OF PROCESS IN ENGLAND IN ANY PROCEEDINGS WITH RESPECT TO THIS DEED;

     (B) AGREES THAT FAILURE BY ANY SUCH PROCESS AGENT TO GIVE NOTICE OF SUCH PROCESS TO IT SHALL NOT IMPAIR THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT BASED THEREON; AND

     (C) AGREES THAT NOTHING IN THIS DEED SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     29.4   WAIVER OF IMMUNITY

     TO THE EXTENT THAT THE CHARGOR MAY NOW OR HEREAFTER BE ENTITLED, IN ANY JURISDICTION IN WHICH PROCEEDINGS MAY AT ANY TIME BE COMMENCED WITH RESPECT TO THIS DEED, TO CLAIM FOR ITSELF OR ANY OF ITS UNDERTAKINGS, PROPERTIES, ASSETS OR REVENUES PRESENT OR FUTURE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM SUIT, JURISDICTION OF ANY COURT, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OF A JUDGMENT OR FROM SET-OFF, BANKER'S LIEN, COUNTERCLAIM OR ANY OTHER LEGAL PROCESS OR REMEDY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS DEED AND/OR TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED TO THE CHARGOR, ANY SUCH IMMUNITY (WHETHER OR NOT CLAIMED), THE CHARGOR HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW IRREVOCABLY AGREES NOT TO CLAIM, AND HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW WAIVES, ANY SUCH IMMUNITY.

     29.5   CONSENT TO ENFORCEMENT

     THE CHARGOR CONSENTS GENERALLY IN RESPECT OF ANY PROCEEDINGS TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH PROCEEDINGS INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH PROCEEDINGS.

     29.6   ARBITRATION

     IF ANY DISPUTE ARISES IN RELATION TO THIS DEED, INCLUDING ANY QUESTION AS TO EXISTENCE, VALIDITY OR TERMINATION, SUCH DISPUTE SHALL, AT THE OPTION ONLY OF THE SECURITY TRUSTEE, BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION WHICH ARE APPLICABLE AT THE TIME OF REFERENCE TO THE ARBITRATION AND ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE
29.6. SUCH ARBITRATION SHALL TAKE PLACE IN LONDON, ENGLAND AND SHALL BE CONDUCTED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE NOMINATED BY THE CHARGOR, ONE BY THE SECURITY TRUSTEE AND THE THIRD TO BE AGREED BETWEEN THE TWO ARBITRATORS SO NOMINATED AND IN DEFAULT HE SHALL BE NOMINATED BY THE PRESIDENT OF THE LONDON COURT OF INTERNATIONAL ARBITRATION. THE LANGUAGE IN WHICH SUCH ARBITRATION SHALL BE CONDUCTED SHALL BE ENGLISH. ANY AWARD RENDERED SHALL BE FINAL AND BINDING ON THE PARTIES THERETO AND MAY BE ENTERED INTO ANY COURT HAVING JURISDICTION OR APPLICATION MAY BE MADE TO SUCH COURT FOR AN ORDER OF ENFORCEMENT AS THE CASE MAY REQUIRE. NO PARTY MAY APPEAL TO ANY COURT FROM ANY AWARD OR DECISION OF THE ARBITRAL TRIBUNAL AND, IN PARTICULAR, BUT WITHOUT LIMITATION, NO APPLICATIONS MAY BE MADE UNDER SECTION 45 OF THE ARBITRATION ACT 1996 AND NO APPEAL MAY BE MADE UNDER SECTION 69 OF THE SAID ACT.

30.  COUNTERPARTS

     This Deed may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.



IN WITNESS WHEREOF this Deed has been executed as a Deed by the parties hereto and is delivered on the date stated at the beginning of this Deed.

                                   EXECUTED as a deed and delivered by
                                   CENTRAL ASIAN PETROLEUM, INC. acting


                                   by   /S/ MICHAEL B. YOUNG
                                        -----------------------------
                                        Name:  Michael B. Young
                                        Title: Treasurer


                                   In the presence of:


                                        /S/ MARK S. CROFT
                                        -----------------------------
                                        Witness
                                        Name:  Mark S. Croft


                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST CORPORATION
                                   p.l.c.
                                   was hereunto affixed in the presence of:

                                        /S/ JULIAN MASON-JEBB
                                        -----------------------------
                                        Name:  Julian Mason-Jebb
                                        Title:    Director


                                        /S/ CLIVE RAKESTROW
                                        -----------------------------
                                        Name:  Clive Rakestrow
                                        Title:    Authorised Signatory



                             TABLE OF CONTENTS

                                                                       PAGE
1.   DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . .        1
       1.1    Definitions . . . . . . . . . . . . . . . . . . . .        1
       1.2    Interpretation. . . . . . . . . . . . . . . . . . .        3

2.   COVENANT TO DISCHARGE OBLIGATIONS. . . . . . . . . . . . . .        3
       2.1    Covenant to Pay . . . . . . . . . . . . . . . . . .        3
       2.2    Validity of Demands . . . . . . . . . . . . . . . .        3

3.   SECURITY                                                            4
       3.1    Charging Provisions . . . . . . . . . . . . . . . .        4
       3.2    Obligation to Deposit Certificates relating to             4
              Original Shares . . . . . . . . . . . . . . . . . .
       3.3    Obligation to deposit Certificates relating to             4
              Derivative Assets . . . . . . . . . . . . . . . . .

4.   RESTRICTIONS ON DEALING WITH CHARGED ASSETS. . . . . . . . .        4
       4.1    Negative Pledge . . . . . . . . . . . . . . . . . .        4
       4.2    Disposal of Charged Assets. . . . . . . . . . . . .        4
       4.3    Change in Charged Assets. . . . . . . . . . . . . .        4

5.   GENERAL COVENANTS. . . . . . . . . . . . . . . . . . . . . .        5
       5.1    Obligations Relating to Charged Assets. . . . . . .        5
       5.2    Notices Received Relating to Charged Assets . . . .        5
       5.3    Notation in Statutory Books . . . . . . . . . . . .        5
       5.4    Indemnity . . . . . . . . . . . . . . . . . . . . .        5

6.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . .        5
       6.1    Repeated Representations and Warranties . . . . . .        5
       6.2    Other Representations and Warranties. . . . . . . .        6

7.   VOTING RIGHTS, DIVIDENDS, ETC. . . . . . . . . . . . . . . .        6
       7.1    Before the Charge Becomes Enforceable . . . . . . .        6
       7.2    After the Charge Becomes Enforceable. . . . . . . .        6

8.   SECURITY TRUSTEE'S DISCRETION. . . . . . . . . . . . . . . .        7
       8.1    Security Trustee May Cure Breaches of Covenants . .        7
       8.2    Expenses so Incurred. . . . . . . . . . . . . . . .        7

9.   FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . .        7
       9.1    General Assurance . . . . . . . . . . . . . . . . .        7
       9.2    Additional Security Interests . . . . . . . . . . .        8

10.  ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . . . . .        8
       10.1   Charge to Become Enforceable. . . . . . . . . . . .        8
       10.2   Section 101 of the Act. . . . . . . . . . . . . . .        8
       10.3   Sections 93 and 103 of the Act. . . . . . . . . . .        8
       10.4   Additional Rights of Secured Trustee on Enforcement        8

11.  APPOINTMENT OF RECEIVERS . . . . . . . . . . . . . . . . . .        9
       11.1   Appointment . . . . . . . . . . . . . . . . . . . .        9
       11.2   Scope of Appointment. . . . . . . . . . . . . . . .        9

12.  RECEIVERS. . . . . . . . . . . . . . . . . . . . . . . . . .        9
       12.1   Powers. . . . . . . . . . . . . . . . . . . . . . .        9
       12.2   Conflict. . . . . . . . . . . . . . . . . . . . . .       10
       12.3   Agent of Chargor. . . . . . . . . . . . . . . . . .       10
       12.4   Remuneration. . . . . . . . . . . . . . . . . . . .       10

13.  RIGHTS OF SECURITY TRUSTEE . . . . . . . . . . . . . . . . .       10
       13.1   Rights of Receiver. . . . . . . . . . . . . . . . .       10
       13.2   Redemption of Prior Security Interests. . . . . . .       10
       13.3   Suspense Account. . . . . . . . . . . . . . . . . .       10
       13.4   New Account . . . . . . . . . . . . . . . . . . . .       11
       13.5   Delegation. . . . . . . . . . . . . . . . . . . . .       11
       13.6   Set-Off . . . . . . . . . . . . . . . . . . . . . .       11

14.  APPLICATION OF MONEYS. . . . . . . . . . . . . . . . . . . .       11

15.  LIABILITY OF SECURITY TRUSTEE, RECEIVERS AND DELEGATES . . .       12
       15.1   Possession. . . . . . . . . . . . . . . . . . . . .       12
       15.2   Security Trustee's Liability. . . . . . . . . . . .       12
       15.3   Receiver's Liability. . . . . . . . . . . . . . . .       12
       15.4   Indemnity . . . . . . . . . . . . . . . . . . . . .       12

16.  PROTECTION OF THIRD PARTIES. . . . . . . . . . . . . . . . .       12
       16.1   Contractual Protection. . . . . . . . . . . . . . .       12
       16.2   Statutory Protection. . . . . . . . . . . . . . . .       13

17.  CONTINUING SECURITY INTERESTS AND OTHER MATTERS. . . . . . .       13
       17.1   Continuing and Independent Security Interest. . . .       13
       17.2   Primary Obligations . . . . . . . . . . . . . . . .       13

18.  ADDITIONAL SECURITY INTERESTS. . . . . . . . . . . . . . . .       13

19.  CHARGE NOT TO BE AFFECTED. . . . . . . . . . . . . . . . . .       13

20.  RELEASE OF CHARGED ASSETS. . . . . . . . . . . . . . . . . .       14
       20.1   Release of Charged Assets . . . . . . . . . . . . .       14
       20.2   Retention of This Deed. . . . . . . . . . . . . . .       14

21.  POWER OF ATTORNEY. . . . . . . . . . . . . . . . . . . . . .       15
       21.1   Appointment . . . . . . . . . . . . . . . . . . . .       15
       21.2   Ratification. . . . . . . . . . . . . . . . . . . .       15

22.  CURRENCY INDEMNITY . . . . . . . . . . . . . . . . . . . . .       15

23.  DEFAULT INTEREST . . . . . . . . . . . . . . . . . . . . . .       16

24.  CERTIFICATES TO BE CONCLUSIVE EVIDENCE . . . . . . . . . . .       16

25.  COSTS AND EXPENSES . . . . . . . . . . . . . . . . . . . . .       16
       25.1   Transaction Costs . . . . . . . . . . . . . . . . .       16
       25.2   Preservation and Enforcement Costs. . . . . . . . .       16
       25.3   Stamp Taxes . . . . . . . . . . . . . . . . . . . .       17
       25.4   Security Trustee's Additional Costs . . . . . . . .       17
       25.5   Tax . . . . . . . . . . . . . . . . . . . . . . . .       17

26.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . .       17
       26.1   Giving of Notices . . . . . . . . . . . . . . . . .       17
       26.2   Addresses for Notices . . . . . . . . . . . . . . .       18
       26.3   English Language. . . . . . . . . . . . . . . . . .       18

27.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY . . . . . . . . . .       18
       27.1   Remedies and Waivers. . . . . . . . . . . . . . . .       18
       27.2   Partial Invalidity. . . . . . . . . . . . . . . . .       19

28.  ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . .       19

29.  LAW AND JURISDICTION . . . . . . . . . . . . . . . . . . . .       19
       29.1   ENGLISH LAW . . . . . . . . . . . . . . . . . . . .       19
       29.2   JURISDICTION. . . . . . . . . . . . . . . . . . . .       19
       29.3   PROCESS AGENT . . . . . . . . . . . . . . . . . . .       20
       29.4   WAIVER OF IMMUNITY. . . . . . . . . . . . . . . . .       20
       29.5   CONSENT TO ENFORCEMENT. . . . . . . . . . . . . . .       20
       29.6   ARBITRATION . . . . . . . . . . . . . . . . . . . .       21

30.  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . .       21